UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2023
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

153302583.1

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 27, 2023, Cyclo Therapeutics, Inc., a Nevada corporation ( “Cyclo”), completed the previously announced strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of September 21, 2023 (the “Merger Agreement”), by and among Cyclo, Cameo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Cyclo (“Merger Sub”), and Applied Molecular Transport Inc., a Delaware corporation (“AMTI”), providing for the merger of Merger Sub with and into AMTI, with AMTI surviving the merger as a wholly-owned subsidiary of Cyclo (the “Merger”).

At the effective time of the Merger (“Effective Time”):

a)
Each share of common stock of AMTI (“AMTI Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, and (ii) any shares of AMTI Common Stock held directly by Cyclo or Merger Sub) was automatically converted into the right to receive a number of shares of common stock of Cyclo (“Cyclo Common Stock”) equal to 0.1331 (the “Exchange Ratio”). No fractional shares of Cyclo Common Stock were issued in connection with the Merger and the number of shares of Cyclo Common Stock issued to the AMTI stockholders was rounded up to the nearest whole share.

b)
Each option to purchase shares of AMTI Common Stock (each, an “AMTI Option”) that was outstanding immediately prior to the Effective Time and had an exercise price per share equal to or less than $0.40 was automatically assumed and converted as of the Effective Time into an option to acquire, on substantially similar terms and conditions as were applicable under such AMTI Option, the number of shares of Cyclo Common Stock determined by multiplying the number of shares of AMTI Common Stock subject to such AMTI Option immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share) with an exercise price per share equal to the exercise price per share of such AMTI Option immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent). Each AMTI Option that was outstanding immediately prior to the Effective Time and had an exercise price per share greater than $0.40 was automatically cancelled and extinguished for no consideration.

Cyclo issued approximately 5,822,720 shares of Cyclo Common Stock as a result of the Merger. The issuance of the Cyclo Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form S-4 (File No. 333-275371) (the “Registration Statement”) filed by Cyclo with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on November 21, 2023 (the “Registration Statement”). The shares of AMTI Common Stock, which previously traded under the symbol “AMTI,” ceased trading on the Nasdaq Capital Market (“Nasdaq”) as of the close of trading on December 26, 2023 and were delisted from Nasdaq as of December 27, 2023.

The foregoing description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 on the Current Report on Form 8-K filed by Cyclo on September 21, 2023, and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, the board of directors of Cyclo (the “Board”) increased the size of the Board from nine members to ten members. On December 27, 2023, effective as of the Effective Time, Shawn Cross, a former director and former Chief Executive Officer of AMTI, was appointed to the Board to serve as a member of the Board, until his successor has been duly elected and qualified, or until his earlier resignation or removal. The Board has affirmatively determined that Mr. Cross qualifies as an “independent director” under the applicable rules and regulations of The Nasdaq Stock Market and the U.S. Securities Exchange Act of 1934, as amended. At this time, Mr. Cross has not been appointed to any committees.

Other than as provided for in the Merger Agreement, there are no arrangements or understandings between Mr. Cross and any other persons pursuant to which he was selected as a director of Cyclo, he has no family relationships with any of Cyclo’s directors or executive officers, and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

153302583.1

Mr. Cross’s compensation for service as a non-employee director will be consistent with that of the Cyclo’s other non-employee directors. The non-employee director compensation program is described under the heading “Compensation of Directors” in Cyclo’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 13, 2023.

Mr. Cross served as Chief Executive Officer and Chair of the AMTI Board of Directors from March 2023 through December 27, 2023, served as AMTI’s President and Chief Operating Officer from May 2022 to March 2023 and AMTI’s Chief Financial Officer from March 2020 to May 2022. Prior to joining AMTI, Mr. Cross was at JMP Securities LLC where he was Managing Director and Co-Head Healthcare Investment Banking and a member of the Investment Banking Management Committee from September 2018 to March 2020. Prior to JMP Securities LLC, Mr. Cross worked at GT BioPharma, Inc., a clinical stage immuno-oncology company, where he was President and Chief Operating Officer from November 2017 to February 2018 and Chairman of the board of directors and Chief Executive Officer from February 2018 to July 2018. Mr. Cross was Managing Director, Healthcare Investment Banking at Deutsche Bank Securities from November 2015 to November 2017 and Managing Director, Healthcare Investment Banking at Wells Fargo Securities from November 2010 to August 2015. He has served on the board of directors of BioPlus Acquisition Corp since December 2021. Mr. Cross holds a B.S. in Kinesiology from the University of California, Los Angeles and an M.B.A. from Columbia Business School.

Item 8.01.	Other Events.

On December 27, 2023, Cyclo issued a press release announcing, among other things, the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. Cyclo intends to file such financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information as required by this Item 9.01(b) is incorporated by reference herein from Cyclo’s joint proxy statement/prospectus filed by with the SEC on November 21, 2023. Cyclo will update this pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act, concerning the Company, AMTI, the transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, the risk factors included in the Registration Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

153302583.1

(d)	Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated September 21, 2023, by and among Cyclo Therapeutics, Inc., Cameo Merger Sub Inc. and Applied Molecular Transport Inc. (incorporated by reference to Exhibit 2.1 of Cyclo’s Current Report on Form 8-K filed with the SEC on September 21, 2023).*

99.1	Press Release dated December 27, 2023.+
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.

+Filed herewith.

*Exhibits and other schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Cyclo hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that Cyclo may request confidential treatment pursuant to Ruel 24B-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cyclo has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: December 27, 2023	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer

153302583.1